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                                                                    EXHIBIT 32.2

                                  CERTIFICATION


         The undersigned officer of DATATRAK International, Inc. (the "Company"), does hereby certify, to such officer's knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2003 (the "Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in the Form 10-Q.

Dated: August 13, 2003                            /s/ Terry C. Black
                                                  -----------------------------
                                                  Terry C. Black
                                                  Chief Financial Officer